                                             Filed Pursuant to Rule 424(b)(2)
                                         Registration Statement No. 333-00117



               SUPPLEMENT NO. 3 TO PROSPECTUS SUPPLEMENT DATED
             JANUARY 26, 1996 AND PROSPECTUS DATED JANUARY 19, 1996

                           COOPER INDUSTRIES, INC.

                       THIRD SERIES MEDIUM-TERM NOTES

                          ISSUE DATE FEBRUARY 15, 1996


                                                                INTEREST RATE
  MATURITY DATE                                                   PER ANNUM
  -------------                                                 -------------
 February 15, 2001                                                    5.62%



ISSUED AT 100% OF AGGREGATE PRINCIPAL AMOUNT.
NOT REDEEMABLE PRIOR TO MATURITY.
ISSUE INITIALLY IN BOOK ENTRY FORM.

The aggregate principal amount of this offering is $16,000,000.00 and relates only to Supplement No. 3. To date, including this offering, an aggregate of $50,000,000.00 Third Series Medium-Term Notes has been issued.